                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                   _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                                 FORM 8-K/A-1


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 31, 1995


                     Technical Communications Corporation
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)





Massachusetts                    0-8588                    04-2295040
--------------------------------------------------------------------------------
(State or other                (Commission               (IRS Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)



100 Domino Drive
Concord, Massachusetts                                          01742-2892
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:

                                (508) 287-5100

                                      N/A
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

     As of May 23, 1995, Technical Communications Corporation (the "Company"), Datotek, Inc. ("Datotek") and AT&T Corp. ("AT&T") entered into an Asset Purchase Agreement (the "Agreement"). The transactions contemplated by the Agreement were completed at a closing held on May 31, 1995.

     Pursuant to the Agreement, Datotek sold, licensed, transferred, conveyed and assigned to TCC, and TCC purchased from Datotek, the assets used in Datotek's secure communications business. These assets consist of inventory, equipment, machinery, licenses of certain specified intellectual property, and certain specified contracts, accounts receivable, trade accounts payable and warranty reserves, etc. The purchase price was $4,069,000, subject to specified adjustments which will be made on or before ninety (90) days after the closing date. The purchase price roughly corresponds to the value of the Datotek business and the values of certain items reflected on Datotek's financial statements. The Company borrowed approximately $2,250,000 from the First National Bank of Boston and the Wainwright Bank and Trust Company as part of the consideration paid. The Company will dispose of certain surplus or obsolete assets, and continue to use the remaining assets purchased in the transaction in the secure communications business.

Item 7.  Financial Statements and Exhibits
------------------------------------------

Datotek Traditional Systems - Financial Statements and Notes

     Report of Independent Account .............................   1

     Balance Sheets ............................................   2

     Statements of Operations ..................................   3

     Statements of Changes in Equity Investment ................   4

     Statement of Cash Flows ...................................   5

     Notes to Financial Statements .............................   6

Technical Communications Corporation - Financial Statements and Notes

     Pro Forma Condensed Consolidated Statements of Income
     For the Year Ended October 1, 1994 ........................  12

     Pro Forma Condensed Consolidated Statements of Income
     For the Six Month Ended April 1, 1995 for TCC and
     For Three Month Ended March 31, 1995 for Datotek, Inc. ....  13

     Notes to Financial Statements .............................  14

Item No.                 Name of Agreement
--------                 -----------------

   2                     Asset Purchase Agreement by and among
                         Technical Communications Corporation,
                         Datotek, Inc. and AT&T Corp. *



     *  Previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.




                                      Technical Communications Corporation
                                      ------------------------------------
                                      (Registrant)


                                      By:  /s/ Graham R. Briggs
                                          --------------------------------
Date: August 11, 1995                     Graham R. Briggs, Vice Presi-dent,
                                          Finance & Administration (Principal
                                          Financial And Accounting Officer and
                                          Duly Authorized Officer)

COOPERS
& LYBRAND


                       REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Datotek, Inc.:


We have audited the accompanying balance sheets of Datotek Traditional Systems (the traditional business of Datotek, Inc.) as of December 31, 1993 and 1994, and the related statements of operations, changes in equity investment and cash flows for each of the years in the three years in the three-year period ended December 31, 1994. These financial statements are the responsibility of Datotek, Inc. management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Datotek Traditional Systems as of December 31, 1993 and 1994, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1994 in conformity with generally accepted accounting principles.



                                   Coopers & Lybrand L.L.P.

Dallas, Texas
July 24, 1995

                          DATOTEK TRADITIONAL SYSTEMS
                  (THE TRADITIONAL BUSINESS OF DATOTEK, INC.)
                                BALANCE SHEETS



                                              December 31,          March 31,
                                       -------------------------
                   ASSETS                   1993          1994        1995
                                       -----------  ------------  ------------
                                                                   (Unaudited)

Cash and cash equivalents            $     780,089  $  1,013,323  $    599,919

Accounts receivable:
   Related parties                          23,894       720,266        73,318
   Trade, less allowance for
     uncollectible accounts of
     $0, $19,261 and $21,027             1,368,657       947,200     1,091,775

Inventory, net                           4,966,162     2,993,924     2,641,818

Deferred income taxes                      563,974       263,843        97,052

Prepaid expenses                           116,511        70,179       110,166
                                     -------------  ------------  ------------
      Total current assets               7,819,287     6,008,735     4,614,048

Property and equipment, net              1,525,470       907,606       803,283

Goodwill, net of accumulated             5,033,114       -             -
  amortization of $2,710,139

Receivable from parent                     383,639       924,379     1,202,842
                                     -------------  ------------  ------------
      Total assets                   $  14,761,510  $  7,840,720  $  6,620,173
                                     =============  ============  ============

    LIABILITIES AND EQUITY INVESTMENT

Current liabilities:
   Accounts payable                  $     136,611  $    362,537  $    169,549
   Accrued expenses                      1,850,189       852,146       792,842
                                     -------------  ------------  ------------
      Total current liabilities          1,986,800     1,214,683       962,391

Taxes payable to parent                  2,125,956     2,044,265     1,877,474

Equity investment                       10,648,754     4,581,772     3,780,308
                                     -------------  ------------  ------------
      Total liabilities and equity
       investments                   $  14,761,510  $  7,840,720  $  6,620,173
                                     =============  ============  ============

     The accompanying notes are an integral part of the financial statements.

                          DATOTEK TRADITIONAL SYSTEMS
                  (THE TRADITIONAL BUSINESS OF DATOTEK, INC.)
                           STATEMENTS OF OPERATIONS

                                           Year Ended December 31,                    Three Months Ended March 31,
                               ------------------------------------------------       -----------------------------
                                   1992              1993              1994              1994              1995
                               ------------      ------------      ------------       -----------       -----------
                                                                                      (unaudited)
Sales                          $ 13,533,356      $  5,660,900      $  7,157,191       $ 1,148,842       $   777,569

                                  5,504,289         2,486,370         3,876,287           858,422           815,574

Cost of goods sold

Engineering                       2,564,263         2,466,702         1,508,924           368,341           309,028

Marketing                         3,712,710         1,860,110         1,610,025           348,647           297,642

General and
  administrative                  1,550,472         1,311,712         1,006,872           304,035           163,486

Goodwill amortization               774,325           774,325           580,744           193,581                 -

Goodwill write-off                        -                 -         4,452,370                 -                 -
                               ------------      ------------      ------------       -----------       -----------

     Operating loss                (572,703)       (3,238,319)       (5,878,031)         (924,184)         (808,161)

Interest Income                     146,428            33,618            29,489             2,561             6,697
                               ------------      ------------      ------------       -----------       -----------
   Loss before provision
     (benefit) for income
     taxes                         (426,275)       (3,204,701)       (5,848,542)         (921,623)         (801,464)
                               ------------      ------------      ------------       -----------       -----------

   Provision (benefit)
     for income taxes:
       Current                      263,843          (649,915)          (81,691)         (158,073)         (166,791)
       Deferred                    (138,437)         (169,613)          300,131           (87,761)          166,791
                               ------------      ------------      ------------       -----------       -----------
                                    125,406          (819,528)          218,440          (245,834)                -
                               ------------      ------------      ------------       -----------       -----------
      Net loss                 $   (551,681)     $ (2,385,173)     $ (6,066,982)      $  (675,789)      $  (801,464)
                               ============      ============      ============       ===========       ===========

    The accompanying notes are an integral part of the financial statements.

                          DATOTEK TRADITIONAL SYSTEMS
                  (THE TRADITIONAL BUSINESS OF DATOTEK, INC.)
                  STATEMENTS OF CHANGES IN EQUITY INVESTMENT
             for the years ended December 31, 1992, 1993 and 1994

Balance at January 1, 1992                            $  13,585,608

Net loss                                                   (551,681)
                                                      -------------
Balance at December 31, 1992                             13,033,927

Net loss                                                 (2,385,173)
                                                      -------------
Balance at December 31, 1993                             10,648,754

Net loss                                                 (6,066,982)
                                                      -------------
Balance at December 31, 1994                              4,581,772

Net loss (audited)                                         (801,464)
                                                      -------------
Balance at March 31, 1995 (unaudited)                 $   3,780,308
                                                      =============

The accompanying notes are an integral part of the financial statements.

                          DATOTEK TRADITIONAL SYSTEMS
                  (THE TRADITIONAL BUSINESS OF DATOTEK, INC.)
                            STATEMENTS OF CASH FLOWS


                                                     Years Ended December 31,             Three Months Ended March 31,
                                          --------------------------------------------  ---------------------------------
                                            1992             1993            1994          1994                1995
                                          ----------    ------------    --------------  -------------      ------------
                                                                                                  (unaudited)

Cash flows from operating activities:
  Net loss                              $  (551,681)    $(2,385,173)   $(6,066,982)     $  (675,789)        $ (801,464)
                                        -----------     -----------    -----------      -----------        -----------
Adjustments to reconcile net loss to
  net cash provided by (used in)
  operating activities:
  Provision for uncollectible
    receivables                                -              -             19,261            -                  1,766
  Depreciation and amortization             547,287         635,408        623,735          157,209            139,228
  Goodwill amortization                     774,325         774,325        580,744          193,581              -
  Goodwill write-off                          -               -          4,452,370            -                  -
  Provision for deferred taxes             (138,437)       (169,613)       300,131          (87,761)           166,791
  Loss on sale or disposal of property
    and equipment                            14,594         115,435         63,138              960                221
  Changes in certain assets and
    liabilities:
    Accounts receivable, related parties   (141,834)        130,523       (696,372)          (4,364)           646,948
    Accounts receivable, trade            6,142,883         959,386        402,196         (401,341)          (146,341)
    Inventory, net                          652,978      (1,206,094)     1,972,238        1,064,480            352,106
    Prepaid expenses                        107,501         (34,825)        46,332           55,560            (39,987)
    Accounts payable                       (492,391)        (42,690)       225,927          (10,151)          (192,988)
    Accrued expenses                     (4,040,736)        973,566       (998,043)        (530,770)           (59,304)
    Taxes payable to parent                 263,843        (649,915)       (81,691)        (158,073)          (166,791)
                                        -----------     -----------    -----------      -----------        -----------

      Total adjustments                   3,690,013       1,485,506      6,909,966          279,330            701,649
                                        -----------     -----------    -----------      -----------        -----------

      Net cash provided by (used in)
        operating activities              3,138,332        (899,667)       842,984         (396,459)           (99,815)
                                        -----------     -----------    -----------      -----------        -----------

Cash flows from investing activities:
  Purchases of property and equipment      (501,542)       (465,369)       (69,010)         (42,395)           (35,126)
                                        -----------     -----------    -----------      -----------        -----------

      Net cash used in investing
        activities                         (501,542)       (465,369)       (69,010)         (42,395)           (35,126)
                                        -----------     -----------    -----------      -----------        -----------

Cash flows from financing activities:
  Transfers to parent, net                 (677,040)     (1,545,077)      (540,740)        (341,235)          (278,463)
                                        -----------     -----------    -----------      -----------        -----------

      Net cash used in financing
        activities                         (677,040)     (1,545,077)      (540,740)        (341,235)          (278,463)
                                        -----------     -----------    -----------      -----------        -----------

Net change in cash and cash equivalents   1,959,750      (2,910,113)       233,234         (780,089)           413,404

Cash and cash equivalents, beginning of
  period                                  1,730,452       3,690,202        780,089          780,089          1,013,323
                                        -----------     -----------    -----------      -----------        -----------

Cash and cash equivalents, end of
  period                                $ 3,690,202     $   780,089    $ 1,013,323      $      -           $   599,919
                                        ===========     ===========    ===========      ===========        ===========

    The accompanying notes are an integral part of the financial statements.

                          DATOTEK TRADITIONAL SYSTEMS
                  (THE TRADITIONAL BUSINESS OF DATOTEK, INC.)
                         NOTES TO FINANCIAL STATEMENTS

1.   BUSINESS
     --------

     Datotek, Inc. ("Datotek") is a Texas Corporation which manufacturers, sells, and supports a line of secure cryptographic equipment and systems for radio, telephone, data, video, facsimile and other operations (the "Traditional Systems"). Datotek is a wholly-owned subsidiary of AT&T Corp. ("AT&T").

2.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     -----------------------------------------------------------

     ORGANIZATION AND BASIS OF PRESENTATION
     --------------------------------------

     The financial statements include the accounts of the traditional systems (collectively, "Datotek Traditional Systems"). During 1992, Datotek established a separate division which included advanced cellular privacy systems ("Cellular"). These financial statements exclude the accounts of Cellular for all periods presented.

     The quarterly statements for the periods presented do not contain all information required by generally accepted accounting principles to be included in a full set of financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) necessary to present fairly Datotek Traditional Systems' financial position as of March 31, 1995 and results of operations and cash flows for the three-month periods ended March 31, 1994 and 1995 have been included. The results of any interim period are not necessarily indicative of the results of operations to be expected for the entire year.

     On May 25, 1995, AT&T entered into a sales agreement (the "Agreement") to sell Datotek Traditional Systems to Technical Communications Corporation, Inc. ("TCC") for $4,250,000 in cash. The closing of the transaction, which was subject to various conditions and approvals as defined in the Agreement, occurred on May 31, 1995. These financial statements include the historical basis of assets, liabilities and operations of Datotek Traditional Systems on a pre-acquisition basis. Certain assets and liabilities included in these financial statements such as cash and cash equivalents, related party receivables, receivable from parent, deferred income taxes, certain leasehold improvements, certain accounts payable and accrued expenses and taxes payable to parent were not purchased or assumed by TCC. Certain costs for severance, lease payout, and other costs approximating $1,800,000 will be recorded at closing.

                          DATOTEK TRADITIONAL SYSTEMS
                  (THE TRADITIONAL BUSINESS OF DATOTEK, INC.)
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

     CASH AND CASH EQUIVALENTS:
     -------------------------

     Datotek Traditional Systems considers all current investments securities and overnight interest-bearing deposits to be cash equivalents.

     INVENTORIES
     -----------

     Inventories are stated at the lower of cost or market. Raw material inventory costs are determined principally by the average cost method. The work in process and finished goods inventory costs are determined by the first-, first-out ("FIFO") method.

     PROPERTY AND EQUIPMENT
     ----------------------

     Property and equipment is stated at cost. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets of five years for all assets, except leasehold improvements, which are amortized over the remaining life of the related lease.

     When assets are retired or otherwise disposed of, the related cost and accumulated depreciation and amortization are removed from the accounts and any resulting gain or loss is reflected in income during the period incurred.

     GOODWILL
     --------

     Goodwill from the original acquisition of the business in 1990 represents the excess of cost over fair value of net assets acquired and was being amortized over ten years using the straight-line method.

     INCOME TAXES
     ------------

     Datotek is a member of AT&T's consolidated United States federal income tax group. The policy for intercompany allocation of federal income taxes provides that Datotek compute the provision for federal income taxes on a separate company basis. The separate company provisions and payments are computed using the tax elections made by AT&T.

     Datotek Traditional Systems uses the asset and liability approach to account for income taxes. The asset and liability approach requires recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between carrying amounts of assets and liabilities from tax and financial reporting purposes.

                          DATOTEK TRADITIONAL SYSTEMS
                  (THE TRADITIONAL BUSINESS OF DATOTEK, INC.)
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

3.   PROPERTY AND EQUIPMENT:
     ----------------------

     The aggregate costs for property and equipment are as follows:

                                          1993          1994
                                     -----------     -----------
Machinery                            $ 3,061,863   $  2,695,197
Leasehold improvements                    91,653         96,671
                                     -----------   ------------

Less accumulated depreciation and      3,153,516      2,791,868
 amortization                         (1,628,046)   (1,884,262)
                                     -----------   ------------
Property and equipment               $ 1,525,470   $    907,606
                                     ===========   ============

4.   GOODWILL:
     --------

     During the fourth quarter of 1994, Datotek Traditional Systems determined its goodwill had been substantially impaired. Accordingly, Datotek Traditional Systems wrote off the remaining goodwill of $4,452,370 in 1994.

5.   INVENTORIES:
     -----------

     Inventories consist of the following:

                               December 31,            March 31,
                    -------------------------------
                            1993          1994           1995
                    ----------------  -------------  -------------
                                                      (Unaudited)

Raw materials            $3,248,818     $2,896,994     $2,145,961

Work in process           1,336,390        773,919        978,031

Finished goods            2,434,617      1,664,691      1,995,430

Reserve for lower of
cost or market           (2,053,663)    (2,341,680)    (2,477,604)
                         -----------   ------------    -----------
                         $4,966,162    $ 2,993,924     $2,641,818
                         ===========   ============    ===========

                          DATOTEK TRADITIONAL SYSTEMS
                  (THE TRADITIONAL BUSINESS OF DATOTEK, INC.)
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED



6.    INCOME TAXES:
      -------------

The components of the net deferred tax asset are as follows:

                                            1993          1994
                                         -----------  ------------
Deferred tax asset:
  Inventory                              $   698,245  $   796,171
  Property and equipment                    (158,819)     (67,934)
  Warranty reserve                            24,547       24,491
                                         -----------  ------------
                                             563,973      752,728
  Valuation allowance                          -         (488,885)
  Net deferred tax asset                 $   563,973  $   263,843
                                         ============ ============

The difference between the provision for income taxes attributable to income before income taxes and the amounts that would be expected using the U.S. federal statutory income tax rate of 34% is as follows:


                                     1992         1993          1994
                                  ----------  ------------  ------------
Federal income tax
 expense (benefit) at             $(144,934)  $(1,089,598)  $(1,988,504)
 the statutory rate
Valuation allowance                                             488,885
 increase
Amortization/write-
 off of nondeductible               263,271       263,271     1,711,259
 intangibles
Other                                 7,069         6,799         6,800
                                  ---------   -----------   -----------

Provision for income
 taxes
                                  $ 125,406   $  (819,528)  $   218,440
                                  =========   ===========   ===========

7.   EMPLOYEE BENEFIT PLANS:
     ----------------------

     Datotek Traditional Systems employees are participants in the Datotek, Inc. Thrifty Plan (the "Plan"). Plan benefits are based upon employee contributions and vested portion of employer contributions. All eligible employees are allowed to participate in the Plan. Amounts charged to operations for employer contributions were $187,133, $122,782 and $104,211 for the years ended December 31, 1992, 1993 and 1994.

                          DATOTEK TRADITIONAL SYSTEMS
                  (THE TRADITIONAL BUSINESS OF DATOTEK, INC.)
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED



8.   RELATED PARTY TRANSACTIONS:
     --------------------------

     In the normal course of business, Datotek Traditional Systems made sales to and purchases from various AT&T units. Purchases from AT&T were $1,937,482, $2,750,498 and $1,111,657, respectively, for the years ended
     December 31, 1992, 1993 and 1994. The aggregate amounts of sales and related costs were as follows:

                                         1992       1993        1994
                                      ----------  ---------  -----------
Sales                                 $  264,684  $ 126,355  $ 1,607,495

Cost of goods sold                       100,253     35,949      915,688
                                      ----------   --------  -----------
                                      $  164,431 $   90,406  $   691,807
                                      ========== ==========  ===========

9.   CONCENTRATION OF CREDIT RISK
     ----------------------------

     Concentration of credit risk with respect to trade receivables exists due to the limited number of customers of Datotek Traditional Systems. In particular, at December 31, 1994, Datotek Traditional Systems had approximately $395,000 in receivables from the Director of Telecommunications-Brunei. Generally, Datotek Traditional Systems does not require collateral or other security to support customer receivables and relies on experience and other fators to determine the amount of credit to extend. Currently, Datotek Traditional Systems has no reserve for this receivable and believes the amount will be collected.

                     Technical Communications Corporation

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


     The following unaudited condensed consolidated Pro Forma Statements of income of Technical Communications Corporation (TCC), the Company, and Datotek, Inc. for periods ending October 1, 1994 and April 1, 1995 (collectively, "the Pro Forma Statements") were prepared to illustrate the estimated effects of the Acquisition as if the transaction had occurred for income statement presentation purposes as of October 2, 1993. The Pro Forma Statements do not purport to represent what the Company's financial position or results of operations would actually have been if such transactions in fact had occurred on such dates or at the beginning of the periods indicated or to project the Company's financial position or results of operations for any future date or period.

     The acquisition of Datotek, Inc. has been accounted for as a purchase in the Company's July 1, 1995 balance sheet, and the total cost has been allocated to the tangible and intangible assets and liabilities of TCC based on their estimated respective fair values. Such allocations are tentative and will be finalized based on studies and valuations which have not yet been completed.

     The Pro Forma Statements and accompanying notes should be read in conjunction with the historical consolidated financial statements of the Company, including the notes thereto, and other financial information pertaining to the Company and Datotek, Inc.

            TECHNICAL  COMMUNICATIONS CORPORATION ANS SUBSIDIARIES

             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME


                  For the Year Ended October 1, 1994 For TCC


                                         TCC            Datotek, Inc.        Pro Forma
                                        10/1/94              12/31/94       Adjustments          Pro Forma
                               ----------------     -----------------     ---------------       -----------
Net Sales                             $9,065,715           $7,157,191                           $16,222,906

Cost of Sales                          3,770,890            3,876,287                             7,647,177
                                ----------------    -----------------                           -----------
          Gross Profit                $5,294,825           $3,280,904                $0          $8,575,729
                                ----------------    -----------------      --------------       -----------

Operating Expenses:

Selling, general and
  administrative expenses              4,045,176            2,616,897       (2,116,897) (a)      4,545,176

Product Development Costs              1,221,713            1,508,924       (1,358,924) (b)      1,371,713

Goodwill                                                    5,033,114       (4,817,114) (c)        216,000
                                ----------------    -----------------    ---------------         ----------
    Total Operating Expenses           5,266,889            9,158,935       (8,292,935)          6,132,889
                                ----------------    -----------------    ---------------         ----------

Operating Profit (Loss)                   27,936           (5,878,031)        8,292,935          2,442,840

Other Income (Expense)

Investment Income                        212,211               29,489                              241,700

Interest Expense                        (114,115)                             (216,000) (d)       (330,115)

Other                                     18,111                                                    18,111
                                ----------------    -----------------    --------------          ---------
                                         116,207               29,489         (216,000)            (70,304)
                                ----------------    -----------------    --------------          ----------

Income (Loss) Before
  Income Taxes                           144,143           (5,848,542)      8,076,935            2,372,536

Income Taxes                              28,097              218,440           465,224 (e)        711,761
                                ----------------    -----------------    --------------          ---------
Net income                            $  116,046          ($6,066,982)      $7,611,711          $1,660,775
                                ================    ==================   =============          ==========

The accompanying notes are an integral part of these condensed consolidated financial statements.

                  TECHNICAL  COMMUNICATIONS CORPORATION (TCC)

             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME


               For the sixth months ended April 1, 1995 for TCC
          And Three Month Ended For March 31, 1995 For Datotek, Inc.

                                           TCC
                                       (Unaudited)   Datotek, Inc.   Pro Forma
                                          4/1/95        3/31/95   Adjustments        Pro Forma
                                       ----------      ---------- ------------    ------------
Net Sales                              $1,923,565        777,569                    $2,701,134

Cost of Sales                           1,337,615        815,574                     2,153,189
                                       ----------      ---------      ---------   ------------
          Gross Profits                  $585,950       ($38,005)     $       0       $547,945
                                       ----------      ---------      ---------   ------------

Operating Expenses:

Selling, general and
  administrative expenses               1,460,675        461,128       (311,128) (a) 1,610,675

Product Development Costs                 560,397        309,028       (234,028) (b)   635,397

Goodwill                                     -                          108,000) (f)   108,000
                                       ----------       --------      ---------   ------------
          Total Operating Expenses      2,021,072        770,156       (437,156)     2,354,072
                                       ----------      ---------      ---------   ------------

Operating Profit (Loss)                (1,435,122)      (808,161)       437,156     (1,806,127)

Other Income (Expense)
Investment income                         150,053          6,697         (6,697)       150,053
Interest expense                          (45,322)                     (108,000) (d)  (153,322)
Other                                      13,187                                       13,187
                                       ----------      ---------      ---------   ------------
                                          117,918          6,697       (114,697)         9,918
                                       ----------    -----------      ---------    -----------

Income (Loss) Before
  Income Taxes                         (1,317,204)      (801,464)       322,459     (1,796,209)
Income Taxes                             (329,306)                    (119,746) (e)   (449,052)
                                       ----------      ---------     ----------    -----------
Net income                              ($987,898)     ($801,464)     $ 442,205    ($1,347,157)
                                       ==========    ===========      =========   =============

The accompanying notes are an integral part of these condensed consolidated financial statements.

GENERAL NOTE:  On May 31, 1995, the Company completed an asset purchase of the secure communications business of Datotek, Inc., a subsidiary of AT&T Corp. for approximately $4,069,000 subject to final price adjustments. This acquisition was partly funded through loans amounting to $2,250,000 from two Banks. These loans are payable in equal installments of principal over a period of 5 years, plus interest at The First National Bank of Boston's prime rate plus 1/2 of 1%.

               No Pro Forma balance sheet was prepared because the asset purchase is reflected in the Company's July 1, 1995 balance sheet and latest 10-Q filing.

1) The accompanying Pro Forma Statements show a significant adjustment to selling, general administrative costs (SG&A), product development costs and goodwill because the Company has shut down the operations of Datotek, Inc. The purchased assets are currently being transferred to the Company in Massachusetts. The Company has retained certain Datotek, Inc. employees, and their compensation and other related costs are reflected in this Pro Forma. Also, it should be noted that the Company's unaudited 6 month ended April 1, 1995 statement of income is combined with Datotek, Inc.'s 3 month ended March 31, 1995 statement of income.

The accompanying Pro Form income statements reflect the following adjustments:

(a) Represents the reduction of SG&A expenses resulting from consolidating operations to one location.
(b) Represents the reduction of product development costs resulting from consolidating product development activities.
(c)  Goodwill has been adjusted for:
     1) Elimination of former Datotek, Inc. goodwill.
     2) The Company's amortization of goodwill related to its Datotek, Inc. purchase.
(d) Represents the additional interest expense incurred due to acquisition loans described above.
(e)  Reflects the tax effect of the above Pro Forma entries.
(f)  Represents goodwill related to the Company's purchase of Datotek, Inc.
     assets.